Exhibit 99.1

Roth CH Acquisition III Co. Receives Noncompliance Notice Regarding Late Form 10-Q Filing From Nasdaq

NEWPORT BEACH, Calif., June 3, 2021 /BUSINESS WIRE/ -- Roth CH Acquisition III Co. (Nasdaq: “ROCRU” or the “Company”) announces that on May 28, 2021, as a result of its failure to timely file with the Securities and Exchange Commission ("SEC") its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 (the "Form 10-Q"), it received a notice from The Nasdaq Stock Market LLC ("Nasdaq") stating that the Company is not in compliance with the periodic filing requirements for continued listing set forth in NASDAQ Listing Rule 5250(c)(1). Nasdaq’s listing rules provide the Company with 60 calendar days from the date of the notice to submit a plan to regain compliance. The Nasdaq notice has no immediate effect on the listing or trading of the Company's securities on Nasdaq.

As previously disclosed by the Company in its Form 12b-25 filed with the SEC on May 17, 2021, the Company was unable to file its Form 10-Q by its original deadline without unreasonable effort or expense due to the fact that the financial statements could not be completed in sufficient time to solicit and obtain the necessary review of the Form 10-Q and signatures thereto in a timely fashion prior to the original due date of the report. The Company fully regained compliance with the NASDAQ continued listing requirements upon filing the Form 10-Q on June 2, 2021, which eliminated the need for the Company to submit a formal plan to regain compliance.

About Roth CH Acquisition III Co.

Roth CH Acquisition III Co. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. It is the Company’s intention to focus its search on target businesses operating in the business services, consumer, healthcare, technology, wellness or sustainability sectors.

Forward-Looking Statements

This press release contains certain forward-looking statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "seeks," "projects," "intends," "plans," "may," "will" or "should" or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning the Company's performance, business and future events, including its ability to file the Form 10-Q and the attendant consequences with the SEC and Nasdaq and the continued listing of the Company's securities on Nasdaq. Such forward looking statements are based on management's expectations, beliefs and forecasts concerning future events impacting the Company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, as well as assumptions, which, if they were to ever materialize or prove incorrect, could cause actual results to differ materially from the from the plans, objectives, expectations, estimates and intentions expressed or implied by such forward-looking statements. The forward-looking statements made in this press release speak only as of the date hereof and we disclaim any obligation, except as required by law, to provide updates, revisions or amendments to any forward-looking statements to reflect changes in our expectations or future events.

Contact:

John Lipman, Co-CEO

Roth CH Acquisition III Co.

rothch@roth.com